                            SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                     The Securities Exchange Act of 1934)
                               (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12
 ................................................................................

               (Name of Registrant as Specified In Its Charter)

                                 Lydall, Inc.
 ................................................................................

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

                                 Lydall, Inc.
 ................................................................................



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[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:
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            the filing fee is calculated and state how it was determined):
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


                                        [LOGO OF LYDALL, INC. APPEARS HERE]

                                        Notice of Annual Meeting, to be held
                                        May 15, 1996
                                        Proxy Statement

                                         LEONARD R. JASKOL
                                         Chairman, President and Chief
                                         Executive Officer

                                         One Colonial Road
                                         P.O. Box 151
                                         Manchester, Connecticut 06045-0151
                                         (203) 646-1233
[LOGO OF LYDALL, INC. APPEARS HERE]

                                                April 4, 1996

Dear Lydall Stockholders:

  I am pleased to enclose Lydall's Annual Report describing the Company's operations and results for the past year. We hope you find it to be an informative summary of major developments during 1995.

  I appreciate your continuing interest in Lydall and invite you to attend the Company's Annual Meeting to be held on Wednesday, May 15, 1996 at 11:00 a.m. at The Hartford Club located at 46 Prospect Street in Hartford, Connecticut. For your convenience, Lydall will validate stockholders' parking tickets from the parking garage adjacent to The Hartford Club. It is an underground garage entered by a driveway to the right of The Hartford Club.

  The following pages contain the formal notice of the Annual Meeting and the Proxy Statement. PLEASE BE SURE TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY TO ENSURE THAT YOUR SHARES WILL BE VOTED.

                                          Sincerely,

                                          /s/ Leonard R. Jaskol

LYDALL, INC.
- -------------------------------------------------------------------------------
NOTICE OF ANNUAL MEETING                                To Be Held May 15, 1996

To: The Owners of Common Stock

  The Annual Meeting of Stockholders of Lydall, Inc. will be held at The Hartford Club, 46 Prospect Street, Hartford, Connecticut, on Wednesday, May 15, 1996, at 11:00 a.m. E.D.T. for the following purposes:

  1. To elect 11 Directors to serve for one-year terms until the next Annual Meeting to be held in 1997.

  2. To transact any other business which may properly come before the meeting.

  The Board of Directors urges you to complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope. All stockholders are cordially invited to attend the meeting, and your right to vote in person will not be affected if you mail your proxy.

                            YOUR VOTE IS IMPORTANT

                                   Sincerely,

                                   (ART)

Manchester, CT                     Mary Adamowicz
April 4, l996                      General Counsel and Secretary

LYDALL, INC.
- -------------------------------------------------------------------------------

PROXY STATEMENT

GENERAL

  This Proxy Statement of Lydall, Inc. ("Lydall" or the "Company"), a Delaware corporation, is being mailed or otherwise furnished to stockholders on or about April 4, 1996 in connection with the solicitation by the Board of Directors of Lydall of proxies to be voted at the Annual Meeting of Stockholders. The Annual Meeting will be held on Wednesday, May 15, 1996 at 11:00 a.m. at The Hartford Club located at 46 Prospect Street in Hartford, Connecticut.

  Enclosed with this Proxy Statement and Notice of Annual Meeting is a proxy card on which the Board of Directors requests that you vote in favor of the election of all nominees for Directors of the Company to serve for terms of one year until the Annual Meeting in 1997. We would appreciate the return of your completed proxy card AS SOON AS POSSIBLE for use at the Annual Meeting or at any adjournments of the Annual Meeting. Properly executed proxies received by Lydall's Secretary before the meeting will be voted as directed unless revoked. A proxy may be revoked at any time before it is exercised by a) notifying Lydall's Secretary in writing, b) delivering a proxy with a later date or c) attending the meeting and voting in person. Unless you indicate on your proxy otherwise, shares properly represented by proxies SIGNED AND RETURNED to the Company will be voted "FOR" the nominees for the Board of Directors named in the proxy.

  Under the applicable provisions of the Company's By-laws, the presence, either in person or by proxy, of the holders of a majority of the voting power of the issued and outstanding stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The election of directors requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. For purposes of determining the number of affirmative votes cast with respect to any matter submitted to stockholders, only those votes cast "For" the matter are included. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum but will not be considered as votes cast in determining whether a matter has been approved by stockholders. Abstentions, therefore, will have the same effect as a negative vote. If a broker or other holder of record or nominee indicates on a proxy that it does not have authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. As a result, these so-called "broker non-votes" will have no effect on the outcome of the voting with respect to the election of directors.

  All costs of solicitation of proxies will be borne by the Company. Lydall has engaged the services of the outside proxy solicitation firm of Morrow & Company, Inc. in the interests of increasing the number of shares represented at the meeting. The anticipated cost of the engagement is approximately $3,500. The contract provides for consultation regarding the written solicitation materials as well as the actual solicitation of proxies. Other costs anticipated are those ordinarily incurred in connection with the preparation and mailing of proxy material. In addition to solicitations by mail and the outside soliciting firm, the Company's Directors, officers and other employees, without additional remuneration, may solicit proxies by telephone and personal interviews.

  Only holders of record of Lydall's common stock, par value $.10 per share ("Common Stock"), at the close of business on March 18, 1996 are entitled to vote at the meeting. On that date there were 17,393,626 shares of Common Stock outstanding, the holders of which are entitled to one vote per share.

ELECTION OF LYDALL DIRECTORS

  The Board of Directors has nominated Messrs. Lee A. Asseo, Paul S. Buddenhagen, Samuel P. Cooley, W. Leslie Duffy, Leonard R. Jaskol, William P. Lyons, Joel Schiavone, Roger M. Widmann and Albert E. Wolf to serve as Directors of the Company for a term of one year until the next Annual Meeting to be held in 1997.

  Also, management has proposed and the Board of Directors has unanimously voted to nominate two senior management officers, Elliott F. Whitely and James
P. Carolan for election as Directors to serve for one-year terms, until the next Annual Meeting to be held in 1997. The addition of these two senior managers to the Board of Directors marks the continuation of the Company's program to include senior management participation at the Board level. At the end of the one-year term, these two individuals are expected to be re-elected for an additional year after which they will be replaced by two other senior managers. This rotation of senior managers on the Board for two-year periods will be on a continuing basis. The Company feels that having senior management on the Board has been beneficial because it allows outside Directors to work with and observe the skills of the Company's managers, and it provides the Board with valuable input regarding the details of the operation of the Company. The Company has no intention of further expanding management participation on the Board. The Company intends to maintain its Board with a majority of outside Directors.

  Under the current Certificate of Incorporation, the Board of Directors is empowered to establish the number of directorships between 3 and 15. The Board of Directors has currently fixed the number of directorships at 12. There remains one vacancy. The Board of Directors is seeking a candidate to fill the vacancy.

  Additional nominations for Directors may be made from the floor by stockholders who attend the meeting, including nominations for persons to fill the present Board vacancy. It is the intention of the Proxy Committee of the Board of Directors to vote only for the Director nominees described on pages 5 through 7 of this Proxy Statement. Proxies cannot be voted for a greater number of persons than the number of nominees named.

  All nominees have indicated that they are willing and able to serve as Directors if elected. If any of such nominees should become unable or unwilling to serve, the Proxy Committee intends to vote for the replacement or replacements nominated by the Company's management.

VOTE REQUIRED FOR ADOPTION

  In order to be elected, the nominees must be approved by the affirmative votes of a majority of the shares of Common Stock represented, and entitled to vote, at the Annual Meeting.

                       THE BOARD OF DIRECTORS RECOMMENDS
                            THAT STOCKHOLDERS VOTE
           FOR THE ELECTION OF NOMINEES REFERRED TO IN THIS SECTION.

                              BOARD OF DIRECTORS

  Nominees for election at the next Annual Meeting to serve for a term of one year, until 1997:

  LEE A. ASSEO, 58, has been Chairman of the Board and Chief Executive Officer of The Whiting Company, a manufacturer of synthetic fibers for the brush industry, since 1983. Mr. Asseo has been a Lydall Director since 1985. During 1995, Mr. Asseo served as Chairman of the Nominating Committee and as a member of the Compensation and Stock Option Committee.

  PAUL S. BUDDENHAGEN, 50, is a Vice President of Mercer Management Consulting, Inc., formerly Temple, Barker & Sloane, Inc., and a member of its general management consulting practice. Mercer Management Consulting, Inc. is a financial services and consulting firm headquartered in Boston, Massachusetts. From 1986 to 1988, Mr. Buddenhagen was President of TBS Capital, an investment management and investment banking subsidiary of the former Temple, Barker & Sloane, Inc. Prior to 1986, he also served as a senior consultant in Temple, Barker & Sloane Inc.'s Corporate Planning and Development Group. A Lydall Director since 1989, Mr. Buddenhagen served as Chairman of the Executive Committee and a member of the Nominating Committee during 1995.

  SAMUEL P. COOLEY, 64, is a retired Executive Vice President and Senior Credit Approval Officer of Shawmut Bank Connecticut, N.A., which he joined in 1955, and a position from which he retired in 1993. He has been a Lydall Director since 1966. During 1995, he served as Chairman of the Audit Committee and as a member of the Pension Committee.

  W. LESLIE DUFFY, 56, is a partner in the law firm of Cahill Gordon & Reindel. He has been with that firm since 1965. He has been a Lydall Director since 1992. During 1995, Mr. Duffy served as Chairman of the Pension Committee and a member of the Development Committee.

  LEONARD R. JASKOL, 59, was elected Chairman of the Board on October 9, 1991. He also serves as President and Chief Executive Officer of Lydall, positions he has held since July 1, 1988. He has been a Lydall Director since May 25, 1988. Prior to July 1, 1988, Mr. Jaskol had been a Vice President of Lydall and Group President of its Fiber Materials Group since 1977. Mr. Jaskol joined Lydall in 1973 as Vice President--Industrial Products of Lydall's Composite Materials Division, formerly the Colonial Fiber Division. In 1976, Mr. Jaskol was appointed Vice President--Division Manager of the Composite Materials Division, and in 1977 he was named President of that division and Group Executive of Lydall's Fiber Materials Group. Mr. Jaskol serves as a Director of Rogers Corporation and Eastern Enterprises. During 1995, Mr. Jaskol served as Chairman of the Development Committee and as a member of the Executive and Nominating Committees.

  WILLIAM P. LYONS, 54, has been Chairman of JVL Corp., a generic drug manufacturer, since 1992. Mr. Lyons is also Chairman of Holmes Protection Group, Inc. a security alarm and systems company since 1995. Mr. Lyons has also been President of William P. Lyons & Co., Inc., an investment banking and financial consulting firm since 1975. He served as Chairman and Chief Executive Officer of Duro-Test Corporation from 1988 to 1991. From 1973 through 1989, Mr. Lyons was a faculty member of Yale University Schools of Management and Law. A Lydall Director since 1983, Mr. Lyons is also a Director of DeSoto, Inc., Video Lottery Technologies, Inc. and Holmes Protection Group, Inc. During 1995, Mr. Lyons served as a member of the Pension Committee and a member of the Audit Committee.

  JOEL SCHIAVONE, 59, has been Chief Executive Officer of The Schiavone Corporation, a diversified holding company, since 1981, and a Lydall Director since 1983. During 1995, Mr. Schiavone served as a member of the Executive Committee.

  ROGER M. WIDMANN, 56, is Senior Managing Director, Castle, Harlan & Widmann Energy Partners, L.L.C., a merchant banking firm. Formerly, Mr. Widmann was Senior Managing Director, Corporate Finance, of Chemical Securities, Inc. He joined Chemical Bank in May 1986. Prior to that, he had been a founder and Managing Director of First Reserve Corporation, an energy investment and finance firm, since 1981. In addition, Mr. Widmann serves as a Director of Weatherford Enterra Corp. Mr. Widmann has been a Lydall Director since 1974. During 1995, Mr. Widmann served as Chairman of the Compensation and Stock Option Committee and as a member of the Development Committee.

  ALBERT E. WOLF, 66, is Chairman of the Board and a Director of Checkpoint Systems, Inc., which manufactures and markets electronic security systems. Mr. Wolf has held his present position with Checkpoint since 1972. He has been a Lydall Director since 1977. During 1995, Mr. Wolf served as a member of the Compensation and Stock Option Committee and as a member of the Audit
Committee.
- -------------------------------------------------------------------------------

NOMINEES FROM SENIOR MANAGEMENT:

  JAMES P. CAROLAN, 53, is the President of the Manning Nonwovens Division of Lydall, located in Green Island, New York, a position he has held since 1993. Before the position at Manning, he was President of Lydall International, Inc. located in France. Prior to his affiliation with Lydall International, Inc., Mr. Carolan served as President of the Westex Division of Lydall from 1983 to l991. He joined Lydall in 1980 as Vice President of Marketing of the Technical Papers Division.

  ELLIOTT F. WHITELY, 52, is the President of the Technical Papers Division of the Company located in Rochester, New Hampshire, a position he has held since 1987. He joined Lydall in 1974 and later served as Vice President of Development and Technology for that Division, until he became President of that Division.

ACTIVITIES OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES OF THE BOARD

  The Board of Directors held six meetings during 1995. All Directors attended all of the meetings of the Board, with the exception of Mr. Duffy and Mr. Wolf who attended all but one of the meetings. All Directors attended all meetings of any committees on which they served, except for Mr. Wolf and Mr. Lyons who attended all but one meeting of their respective committees.

  The Company's Board of Directors has six standing committees: Audit, Development, Compensation and Stock Option, Pension, Nominating and Executive. The Audit Committee considers and reviews all matters connected with internal and external audit reports, the external auditors' management report, and similar matters. The Development Committee reviews management proposals for possible mergers and acquisitions and approves investments made in connection with the Company's development program. The Compensation and Stock Option Committee (i) reviews the executive compensation of officers of the Company at the division president level and above; (ii) approves various employment contracts with officers; (iii) approves nonqualified deferred compensation arrangements with Directors and officers of the Company upon recommendation of the Company's officers; and (iv) approves the granting of restricted stock awards, stock options and stock bonus awards to key employees pursuant to the Lydall, Inc. 1992 Stock Incentive Compensation Plan. The Pension Committee makes recommendations concerning the pension and profit sharing plans of the Company. The Nominating Committee recommends persons to be nominated as Directors and considers nominees recommended by stockholders. (See "Deadline for Submission of Stockholder Proposals"). The Executive Committee acts on behalf of the Board of Directors in the interval between its meetings on all matters other than those specifically assigned by the Board of Directors to its other committees.

  During 1995, the Audit Committee held three meetings; the Development Committee held no meetings; the Compensation and Stock Option Committee held one meeting and acted by unanimous written consent on three occasions; the Pension Committee held no meetings and acted by unamimous written consent on three occasions; the Nominating Committee and the Executive Committee held no meetings.

  During 1995, Directors who were not employees of the Company or otherwise compensated by the Company were paid a retainer of $3,000 per quarter, $1,000 for each meeting of the Board of Directors attended, and $500 for any committee meeting held on a day other than the day on which a Board meeting was held. In addition, the 1992 Stock Incentive Compensation Plan ("the Plan") provides for the automatic grant of nonqualified stock options covering 9,000 (as adjusted for the 1995 stock split) shares of Common Stock to each person serving as a Director on May 7, 1996, May 7, 1999 and May 7, 2002. In addition, new Directors upon joining the Board receive an automatic grant of nonqualified options covering the lessor of (i) 9,000 (as adjusted for the 1995 stock split) shares of Common Stock, (ii) a number of shares of Common Stock having an aggregate fair market value on the date of grant equal to $100,000 or (iii) the number of shares then available for such purpose under the Plan. This provision allows outside Directors to serve on the Compensation and Stock Option Committee as disinterested persons under the regulations promulgated under Section 16 of the Securities Exchange Act of 1934.

  Since 1991, the Company has maintained a deferred compensation plan for outside Directors and the Chairman. Under this plan, those Directors will receive a lump-sum cash payment upon the later of the date they cease to serve as a Director or their attaining 62 years of age. For each of those Directors, the total amount of the payment will be equal to $3,000 multiplied by the number of full or partial calendar years of service as a Director completed prior to January 1, 1991, plus $6,000 for each full or partial calendar year of service as a Director completed after December 31, 1990. Benefits attributable to service as a Director after December 31, 1990 will vest and accrue immediately. Benefits attributable to service as a Director prior to January 1, 1991 will vest immediately provided the Director has held such position for at least five years and accrue over a seven-year period starting December 31, 1990 unless a Director is at least 62 years of age, in which case the benefits automatically will become fully vested. Benefits also will vest and accrue fully upon ceasing to serve as a Director within one year following a change in control, as defined in the Plan document, of the Company.

  From 1984 through 1992, the Company maintained the Lydall, Inc. 1984 Outside Directors Warrant Plan (the "Warrant Plan"). The Warrant Plan provided for the grant of warrants to purchase shares of Common Stock to outside Directors. It was terminated by the Board of Directors on May 13, 1992 because no remaining shares were available under the Warrant Plan to be awarded, and because the 1992 Stock Incentive Compensation Plan provides for automatic option grants to Directors of the Company.

  As of March 1, 1996, there was an aggregate of 30,330 authorized but unissued shares of the Company's Common Stock reserved for issuance under the Warrant Plan upon exercise of the warrants, all of which shares are subject to outstanding warrants. There was no activity in 1995. Directors Cooley, Widmann and Wolf are the only directors who have warrants outstanding. Each of them hold warrants for 10,110 shares at an exercise price of $1.855 per share.

TRANSACTIONS WITH DIRECTORS

  The Company maintains a $5 million line of credit with Chemical Bank. Roger
M. Widmann, a Director of the Company, was formerly Senior Managing Director, Corporate Finance, of Chemical Securities, Inc., an affiliate of Chemical Bank. The line of credit is renewed annually and is scheduled to expire on June 30, 1996 unless renewed for an additional one-year period. Outstanding borrowings bear interest at the prime rate. The Company has never utilized any portion of this credit facility.

  During 1995, Mercer Management Consulting, Inc., of which Director Paul S. Buddenhagen is Vice President, was engaged by several subsidiaries of Lydall as consultants in connection with strategic planning and market research issues. A total of $191,788.01 was paid to Mercer Management Consulting in 1995 in connection with such services.

  During 1995, Cahill Gordon & Reindel, of which Director W. Leslie Duffy is a partner, was engaged by the Company as special counsel for limited matters.

         SECURITIES OWNERSHIP OF DIRECTORS, CERTAIN EXECUTIVE OFFICERS
                        AND 5 PERCENT BENEFICIAL OWNERS

  The following table lists, to the Company's knowledge, the ownership of Common Stock and the nature of such ownership for each Director and nominee for Director, for each executive officer named in the Summary Compensation Table, for all executive officers and Directors of Lydall as a group and for each person who owns in excess of 5 percent of the outstanding shares of Common Stock. Unless otherwise noted, each holder has sole voting and dispositive power with respect to the shares listed. All information is given as of March 1, 1996.

                            Amount and Nature of       Percent
  Name                      Beneficial Ownership       of Class
- ---------------------------------------------------------------
  Lee A. Asseo         15,000 Direct
  Director             18,000 (Exercisable under 1982
                              Stock Incentive
                              Compensation Plan)
                        4,500 (Exercisable under 1992
                              Stock Incentive
                              Compensation Plan)
                       ------
                       37,500                              *
                       ======

- ---------------------------------------------------------------

  Paul S. Buddenhagen  30,000 Direct
  Director             18,000 (Exercisable under 1982
                              Stock Incentive
                              Compensation Plan)
                        4,500 (Exercisable under 1992
                              Stock Incentive
                              Compensation Plan)
                       ------
                       52,500                              *
                       ======

- ---------------------------------------------------------------

  Carole F. Butenas    44,166 Direct
  Vice President--      6,000 (Exercisable under 1982
  Investor Relations,         Stock Incentive
  Director                    Compensation Plan)
                        8,876 (Exercisable under 1992
                              Stock Incentive
                              Compensation Plan)
                       16,855 (Allocated under Lydall
                              Profit Sharing Plan) (1)
                       ------
                       75,897                              *
                       ======

                               Amount and Nature of       Percent
  Name                         Beneficial Ownership       of Class
- ------------------------------------------------------------------
  James P. Carolan       108,734 Direct
  Division President,      8,371 Indirect (Spouse)
  Nominee for Director    83,314 (Exercisable under 1982
                                 Stock Incentive
                                 Compensation Plan)
                          16,700 (Exercisable under 1992
                                 Stock Incentive
                                 Compensation Plan)
                          20,955 (Allocated under Lydall
                                 Profit Sharing Plan) (1)
                         -------
                         238,074                            1.4
                         =======

- ------------------------------------------------------------------

  Samuel P. Cooley         3,000 Direct
  Director                10,110 (Exercisable under
                                 Warrant Plan)
                          18,000 (Exercisable under 1982
                                 Stock Incentive
                                 Compensation Plan)
                           4,500 (Exercisable under 1992
                                 Stock Incentive
                                 Compensation Plan)
                         -------
                          35,610                              *
                         =======

- ------------------------------------------------------------------

  W. Leslie Duffy              0 Direct
  Director                 9,000 (Exercisable under 1982
                                 Stock Incentive
                                 Compensation Plan)
                           4,500 (Exercisable under 1992
                                 Stock Incentive
                                 Compensation Plan)
                         -------
                          13,500                              *
                         =======

- ------------------------------------------------------------------

  Alan J. Gnann          134,613 Direct
  Vice President--        18,000 (Exercisable under 1982
  Corporate Development          Stock Incentive
                                 Compensation Plan)
                          16,750 (Exercisable under 1992
                                 Stock Incentive
                                 Compensation Plan)
                          12,345 (Allocated under Lydall
                                 Profit Sharing Plan) (1)
                         -------
                         181,708                            1.0
                         =======

                                 Amount and Nature of       Percent
  Name                           Beneficial Ownership       of Class
- --------------------------------------------------------------------
  Leonard R. Jaskol        482,369 Direct
  Chairman of the Board    241,000 (Exercisable under 1982
  Chief Executive Officer          Stock Incentive
                                   Compensation Plan)
                            13,440 (Exercisable under 1992
                                   Stock Incentive
                                   Compensation Plan)
                            58,778 (Allocated under Lydall
                                   Profit Sharing Plan) (1)
                           -------
                           795,587                            4.6
                           =======

- --------------------------------------------------------------------

  Raymond J. Lanzi         273,117 Direct
  Division President         4,500 (Exercisable under 1982
                                   Stock Incentive
                                   Compensation Plan)
                             9,362 (Exercisable under 1992
                                   Stock Incentive
                                   Compensation Plan)
                            33,648 (Allocated under Lydall
                                   Profit Sharing Plan) (1)
                           -------
                           320,627                            1.8
                           =======

- --------------------------------------------------------------------

  William P. Lyons          23,154 Direct
  Director                   4,500 (Exercisable under 1992
                                   Stock Incentive
                                   Compensation Plan)
                           -------
                            27,654                              *
                           =======

- --------------------------------------------------------------------

  William J. Rankin          8,141 Direct
  Division President,       30,000 (Exercisable under 1982
  Director                         Stock Incentive
                                   Compensation Plan)
                            30,962 (Exercisable under 1992
                                   Stock Incentive
                                   Compensation Plan)
                             9,171 (Allocated under Lydall
                                   Profit Sharing Plan) (1)
                           -------
                            78,274                              *
                           =======

                              Amount and Nature of       Percent
  Name                        Beneficial Ownership       of Class
- -----------------------------------------------------------------
  Joel Schiavone              0 Direct
  Director                4,528 Indirect (Spouse)
                         18,000 (Exercisable under 1982
                                Stock Incentive
                                Compensation Plan)
                          4,500 (Exercisable under 1992
                                Stock Incentive
                                Compensation Plan)
                        -------
                         27,028                              *
                        =======

- -----------------------------------------------------------------

  Elliott F. Whitely    164,313 Direct
  Division President,    70,800 (Exercisable under 1982
  Nominee for Director          Stock Incentive
                                Compensation Plan)
                         19,516 (Exercisable under 1992
                                Stock Incentive
                                Compensation Plan)
                         31,785 (Allocated under Lydall
                                Profit Sharing Plan) (1)
                        -------
                        286,414                            1.6
                        =======

- -----------------------------------------------------------------

  Roger M. Widmann       44,526 Direct
  Director                  450 Indirect (Spouse)
                         10,110 (Exercisable under
                                Warrant Plan)
                         18,000 (Exercisable under 1982
                                Stock Incentive
                                Compensation Plan)
                          4,500 (Exercisable under 1992
                                Stock Incentive
                                Compensation Plan)
                        -------
                         77,586                              *
                        =======

- -----------------------------------------------------------------

  Albert E. Wolf              0 Direct
  Director                6,000 Indirect (Spouse)
                         10,110 (Exercisable under
                                Warrant Plan)
                         18,000 (Exercisable under 1982
                                Stock Incentive
                                Compensation Plan)
                          4,500 (Exercisable under 1992
                                Stock Incentive
                                Compensation Plan)
                        -------
                         38,610                              *
                        =======

                                  Amount and Nature of Percent
  Name                            Beneficial Ownership of Class
- -------------------------------------------------------------------
  Lydall Profit Sharing Plan         1,217,465 (1)        7.0
   c/o CoreStates Bank NA
   1500 Market Street
   P.O. Box 13839
   Philadelphia, PA 19101-13839

- -------------------------------------------------------------------

  Scudder, Stevens & Clark, Inc.     1,061,400 (2)        6.1
   345 Park Avenue
   New York, NY 10154

- -------------------------------------------------------------------

  Stein, Roe & Farnham, Inc.           970,800 (3)        5.6
   One South Wacker Drive
   Chicago, IL 60606

- -------------------------------------------------------------------

  All Directors and                  2,519,031 (4)       14.9
   Executive Officers as a
   Group (19 persons)

* Indicates that the Director/Officer owns less than 1 percent of the outstanding shares of Common Stock.

(1) Shares also listed as beneficially owned by the Lydall Profit Sharing Plan which has the sole power to dispose of the shares. Voting power with respect to the shares is exercised by the participating employee.

(2) As reported in Schedule 13G filed with the Securities and Exchange Commission on February 7, 1996.

(3) As reported in Schedule 13G filed with the Securities and Exchange Commission on February 12, 1996.

(4) Of the 2,591,031 shares, 30,330 are exercisable under the Warrant Plan, 645,964 are exercisable under the 1982 Stock Incentive Compensation Plan, and 205,448 are exercisable under the 1992 Stock Incentive Compensation Plan.

                            EXECUTIVE COMPENSATION

COMPENSATION AND STOCK OPTION COMMITTEE REPORT TO STOCKHOLDERS

  Based on a management proposal, the Compensation and Stock Option Committee (the "Committee") approves the compensation levels of Lydall's executives at the division president level and above, subject to ratification by the Board of Directors. The Committee also administers the Company's Individual Performance Plan, or cash bonus program, and the Lydall, Inc. Stock Incentive Compensation Plans as approved by stockholders. Each of the three members of the Committee is a nonemployee Director. All decisions by the Committee relating to the compensation of the Company's senior executives are reviewed by the full Board except for decisions about awards under the Company's stock-based compensation plans which must be made solely by the Committee in order for the grants or awards under such plans to satisfy applicable requirements of the federal securities laws.

  The Committee is guided by the following principles in determining the compensation levels of the senior executives named in the Summary Compensation Table--Messrs. Carolan, Lanzi, Whitely, and Gnann, and the Chief Executive Officer, Mr. Leonard R. Jaskol.

PHILOSOPHY

  Lydall ties its executive compensation to the long-term goals and strategy of the Company, which is to build a strong, profitable business and to protect and grow stockholder value. Lydall's incentive compensation plans are directly based on Company performance, progress made toward long-term goals and, in turn, on the value received and reasonably anticipated by stockholders.

  The Committee's executive compensation policies are designed to provide competitive levels of compensation that are closely integrated with the Company's annual and long-term performance goals. Lydall's goal is to achieve above-average, consistent corporate performance and it recognizes individual initiative and achievements that lead to the accomplishment of that goal. The Company seeks to attract and retain the highest qualified executives and seeks to ensure its compensation levels are competitive.

  Senior executives' compensation packages are intended to be consistent with those of executives in comparable positions with diversified manufacturers similar in size to Lydall. Because Lydall directly ties a large portion of its executive compensation to corporate performance, however, executives may be paid more in a particular year of good results and less in a year of disappointing results.

  The Committee believes that stock ownership by management serves to align management's and stockholders' interests. The Company's stock-based incentive plans are an important component of its executive compensation and are intended to retain and motivate executives to improve the long-term operating results and growth of the Company. The Committee believes that there is a direct correlation between the accomplishment of these objectives and the value of Lydall's Common Stock.

ELEMENTS OF COMPENSATION

  The following describes each of the three components of Lydall's executive compensation packages.

  Base Salary. Base salary is compared with the competitive median for diversified manufacturers of similar size, as determined by independently published compensation surveys.

  Salaries for executives are reviewed by the Committee every two years and are based on the Committee's agreement that the individual's contribution to the Company has increased or decreased relative to operating performance and that competitive pay levels have changed.

  Mr. Jaskol's base salary was approved at the December 1995 Board meeting to be effective January 1, 1996 through 1997. Mr. Jaskol's salary will be reviewed at the end of 1997. In determining Mr. Jaskol's compensation, the Committee considers pay levels among Chief Executive Officers of diversified manufacturers similar in size to Lydall as well as the Board's agreement on Mr. Jaskol's contributions to the successful operating performance and financial management of the Company over the past several years. The Committee measures Mr. Jaskol's contributions by the Company's long-term earnings growth, balance sheet strength, management development, and new product opportunities. A similar process is followed for Messrs. Carolan, Lanzi, Whitely and Gnann. Salary levels for all of these senior officers were set at the end of 1995 for the two years 1996 and 1997. Their salaries will be reviewed at the end of 1997.

  Individual Performance Awards. The bonus portion of Lydall's executive compensation is a key component of its management's total compensation packages. Individual Performance Award agreements (IPAs) are based on earnings-per-share targets and the accomplishment of individually defined milestones. Threshold, superior, and outstanding earnings-per-share targets are determined by the Committee at the beginning of each year. Individual milestones are also established annually.

  Companywide, the amounts for individual awards range from 5 percent to 75 percent of base salary. The senior executives named in the Summary Compensation Table, excluding Mr. Jaskol, are eligible to receive a bonus of up to 62.5 percent of their base salary.

  In 1995, Mr. Jaskol was eligible to receive a bonus of up to 75 percent of his base salary provided that Lydall's performance reached or surpassed the outstanding target levels. Mr. Gnann was eligible to receive a bonus of up to
62.5 percent of his base salary provided that Lydall's performance reached or surpassed the outstanding target levels. These levels were attained in 1995 and thus, Mr. Jaskol and Mr. Gnann each received his maximum bonus for the year.

  Individual performance awards, or bonuses, for all division presidents are based two-thirds on personal milestones relating to the results of their division together with each division's contribution to the overall results of the Company, and one-third on corporate earnings-per-share targets. Mr. Carolan, Mr. Lanzi and Mr. Whitely's bonuses were based on this formula for 1995. Not all of the divisions met 1995's performance targets, and thus, individual bonuses varied for the year.

  Stock Option Awards. The Committee has determined certain appropriate levels of ownership for Lydall's senior executives and has granted stock options towards achieving those predetermined levels. These targets are based on comparison studies of executive stock ownership in other public companies similar in size to Lydall. Outstanding historical performance by an individual is additionally recognized through larger than normal option grants. In addition to the senior executives named in the Summary Compensation Table, a large number of Lydall's managers participate in the Company's stock option program.

  Stock options are granted at the prevailing market price and will only have value if the Company's stock price increases. Generally, grants vest over four years; individuals must be employed by the Company at the time of vesting in order to exercise the options.

  Mr. Jaskol received option grants covering 15,000 shares of Lydall, Inc. Common Stock in 1995. He now holds options covering a total of 313,000 shares of Common Stock, 254,440 of which were vested as of the record date. Mr. Jaskol's option holdings are reviewed annually to ensure that his relative stock ownership in the Company adequately reflects his contributions to maximizing stockholder value for the long term. Option awards to Mr. Jaskol are also tied to his level of base salary and to the long-term performance of the Company.

  In 1995, Mr. Carolan, Mr. Whitely and Mr. Lanzi each received option grants covering 7,500 shares of Common Stock and Mr. Gnann received an option grant covering 6,000 shares of Common Stock.

LIMITATION ON DEDUCTIBILITY OF EXECUTIVE COMPENSATION

  The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code of 1986, as amended. Section 162(m) generally denies a publicly held corporation, such as the Company, a federal income tax deduction for compensation in excess of $1 million per year paid or accrued for each of its chief executive officer and four other most highly compensated executive officers. Certain "performance based" compensation is not subject to the limitation on deductibility provided that certain stockholder approval and independent director requirements are met.

  Because of the fact that the compensation paid to each of the Company's executive officers has not exceeded $1 million per year, the Committee does not believe that the new limitation on deductibility of executive compensation is currently material to the Company. The Committee will continue to review the situation in light of the final regulations and future events with the objective of achieving deductibility to the extent appropriate.

                                          COMPENSATION AND STOCK OPTION
                                           COMMITTEE

                                          Roger M. Widmann, Chairman
                                          Lee A. Asseo and Albert E. Wolf


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  None of the Compensation and Stock Option Committee members, Roger M. Widmann, Lee A. Asseo, and Albert E. Wolf have interlocking relationships with the Company and all are outside directors.

                               PERFORMANCE GRAPH

  The following graph compares the cumulative total return on the Company's shares over the past five years with the cumulative total return on shares of companies comprising the Standard & Poor's Industrials Index and the Russell 2000 Index. Cumulative total return is measured assuming an initial investment of $100 and the reinvestment of dividends.


Research Data Group                               Total Return - Data Summary


                     LDL

                                                 Cumulative Total Return
                                ----------------------------------------------
                                12/90   12/91   12/92   12/93   12/94   12/95
Lydall Inc           LDL          100     195     236     254     386     541

S & P INDUSTRIALS    IIND         100     131     138     151     156     211

RUSSELL 2000         IR20         100     146     173     206     202     260

                          SUMMARY COMPENSATION TABLE

  The following table shows the compensation either paid or allocated by the Company for the past three years through December 31, 1995 to the Chief Executive Officer of the Company and each of the four other most highly compensated executive officers of the Company.

                              Annual Compensation             Long-Term Compensation
                                                             Awards        Payouts
- ---------------------------------------------------------------------------------------------
   (a)                   (b)    (c)     (d)     (e)      (f)       (g)       (h)     (i)
                                                                Securities
                                               Other     Re-      Under-             All
  Name                                         Annual  stricted   lying     LTIP    Other
  and                                         Compen-   Stock    Options/   Pay-   Compen-
  Principal                   Salary   Bonus   sation   Awards     SARs      out    sation
  Position               Year   ($)     ($)   ($)(/1/)   ($)     (#)(/2/)    ($)   ($)(/3/)
- ---------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------
  L.R. JASKOL            1995 400,000 300,000  40,654      0     15,000/0      0    54,804
  CEO &                  1994 400,000 300,000  35,319      0     24,000/0      0    53,499
  Chairman of the Board  1993 350,000 262,500  12,224      0     33,000/0      0    28,573
- ---------------------------------------------------------------------------------------------
  J.P. CAROLAN           1995 200,000 125,000  59,321      0      7,500/0      0    53,154(4)
  Division               1994 200,000 125,000  71,776      0     21,000/0      0    68,488(4)
  President              1993 170,000 106,250       0      0     27,000/0      0    31,211(5)
- ---------------------------------------------------------------------------------------------
  R.J. LANZI             1995 200,000 125,000  24,964      0      7,500/0      0    25,757
  Division               1994 200,000  41,666  11,525      0     12,000/0      0    25,623
  President              1993 170,000 106,250       0      0     34,000/0      0    15,271
- ---------------------------------------------------------------------------------------------
  E.F. WHITELY           1995 200,000 125,000   5,701      0      7,500/0      0    22,560(6)
  Division               1994 200,000 125,000   5,640      0     12,000/0      0    20,954(6)
  President              1993 164,000 102,500       0      0     34,000/0      0    15,208(6)
- ---------------------------------------------------------------------------------------------
  A.J. GNANN             1995 180,000 112,500   4,716      0      6,000/0      0    19,392
  V. President           1994 180,000 112,500   3,984      0     10,000/0      0    16,337
  Development            1993 164,000  34,167       0      0     21,000/0      0    14,150

(1) None of the named executive officers received perquisite and other personal benefits in excess of the lesser of $50,000 or 10 percent of his total annual salary and bonus.

(2) Share amounts prior to the 1995 stock split have been restated to reflect the two-for-one stock split distributed June 21, 1995.

(3) The items reported in column (i) include amounts paid on behalf of the named individuals by the Company for:

    Defined contribution plans (401(k) Plan & ESOP):
     L.R. Jaskol 1995 ($12,000), 1994 ($10,500), 1993 ($16,509); J.P. Carolan
     1995 ($8,690), 1994 ($7,711), 1993 ($13,217); R.J. Lanzi ($12,000), 1994
     ($10,500), 1993 ($13,217); E.F. Whitely 1995 ($12,000), 1994 ($10,500),
     1993 ($12,917); A.J. Gnann 1995 ($12,000), 1994 ($10,500), 1993
     ($12,171).
    The Employee Stock Purchase Plan:
     L.R. Jaskol 1995 ($600),1994 ($400), 1993 ($400); J.P. Carolan 1995
     ($400), 1994 ($400), 1993 ($400); R.J. Lanzi 1995 ($600), 1994 ($400),
     1993 ($400); E.F. Whitely 1995 ($583), 1994 ($400), 1993 ($400); A.J.
     Gnann 1995 ($600), 1994 ($400), 1993 ($400).
    Life Insurance premiums:
     L.R. Jaskol 1995 ($31,337), 1994 ($31,892), 1993 ($11,664); J.P. Carolan
     1995 ($6,037), 1994 ($6,399), 1993 ($1,654); R.J. Lanzi 1995 ($9,971),
     1994 ($10,232), 1993 ($1,654); E.F. Whitely 1995 ($5,499), 1994 ($5,892),
     1993 ($1,579); A.J. Gnann 1995 ($3,219), 1994 ($2,775), 1993 ($1,579).
    Long-Term Disability premiums:
     L.R. Jaskol 1995 ($10,867), 1994 ($10,707); J.P. Carolan 1995 ($4,308),
     1994 ($3,978); R.J. Lanzi 1995 ($3,186), 1994 ($4,491); E.F. Whitely 1995
     ($4,166), 1994 ($3,850); A.J. Gnann 1995 ($3,573), 1994 ($2,662).

(4) Forgiveness of bridge loans provided to Mr. Carolan to reimburse him when he was required by the Company to relocate from France are included in this total: 1995 ($33,719); 1994 ($50,000). These loans are described in more detail below in this Proxy Statement and in the 1994 Proxy Statement.

(5) In 1993, Mr. Carolan, received compensation for foreign exchange rate losses of $15,940 while employed as President of Lydall International, Inc. in France.

(6) In 1995, 1994 and 1993, Mr. Whitely received a nonsmoking bonus of $312 in accordance with the policy for his location.

                               PLAN DESCRIPTIONS

  While not required by the Securities and Exchange Commission rules in every case, the Company believes a brief description of each compensation plan will enable stockholders to understand better the information presented in the tables.

DEFINED BENEFIT PENSION PLAN

  The Company provides a noncontributory, "career average" defined benefit pension plan (the "Pension Plan") to most salaried employees of Lydall. The Pension Plan provides that benefits, in the amount of 2 percent of the participant's annual eligible earnings, (subject to limitations imposed by the Internal Revenue Code) will accrue annually. The Pension Plan benefits are not determined primarily by final or average final compensation. The Company pays the entire cost of the Pension Plan which is administered by a committee appointed by the Board of Directors.

  A participant's compensation for purposes of determining pension benefits is the participant's W-2 compensation (less bonus and other similar compensation payments) plus pretax employee contributions to the pretax plans of Lydall, Inc.

  The normal retirement age under the Pension Plan is 65 and actuarially reduced benefits are available at age 55 if the participant has ten years of service. Messrs. Jaskol, Carolan, Lanzi, Whitely, and Gnann are expected to receive annual benefits upon retirement at normal retirement age (assuming salary increases of 4 percent per year for Mr. Jaskol and 5 percent per year for the others) in the amounts of $80,309, $59,864, $67,185, $85,903, and
$110,685, respectively. The aforementioned amounts are not subject to any further reductions for Social Security benefits or for any other offset amounts.

SALARIED PROFIT SHARING PLAN

  The Company has a noncontributory profit sharing plan (the "Profit Sharing Plan") covering most salaried employees and full-time hourly employees at certain Lydall locations. The Board of Directors has discretionary authority to determine the amount of contributions (if any) to be made each year by the Company. Each employee receives a percentage of his or her W-2 compensation, as determined by the Board of Directors, (subject to the limitations imposed by the Internal Revenue Code) less bonus and other similar compensation payments plus employee pretax contributions. Contributions are made either in shares of Common Stock or in cash. If cash, the trustee of the Profit Sharing Plan uses it to purchase Common Stock, so that the Profit Sharing Plan is invested primarily in Lydall Common Stock. The Profit Sharing Plan provides that an employee's Profit Sharing Plan account shall be distributed to an employee who terminates employment with a vested benefit, or who retires at normal retirement age.

STOCK INCENTIVE PLAN

  The Company maintains the Lydall, Inc. 1992 Stock Incentive Compensation Plan (the "1992 Plan"), which expires on May 12, 2002. The 1992 Plan presently authorizes an aggregate of 790,000 shares of Common Stock for issuance under the terms of incentive awards that may be granted to Directors, officers and other key employees of the Company. Incentive awards granted under the 1992 Plan may take the form of nonqualified stock options, incentive stock options, restricted stock awards, or stock bonus awards.

                              STOCK OPTION TABLES

  The following table provides information regarding stock options granted to the named executive officers during 1995. In addition, in accordance with Securities and Exchange Commission rules, the values assigned to each reported option are shown using gains based on assumed rates of annual compound stock price appreciation of 5 percent and 10 percent from the date the options were granted over the full option term. In assessing these values, it should be kept in mind that no matter what theoretical value is placed on a stock option on the date of grant, its ultimate value will be dependent on the market value of the Company's stock at a future date, and that value will depend on the efforts of such executives to foster the future success of the Company for the benefit of not only the executives, but all stockholders.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                     Potential
                                                                Realizable Value at
                                                                  Assumed Annual
                                                               Rates of Stock Price
                                                                   Appreciation
                       Individual Grants                        for Option Term(*)
- ------------------------------------------------------------------------------------
    (a)         (b)           (c)           (d)        (e)        (f)        (g)
             Number of     % of Total
             Securities   Options/SARs
             Underlying    Granted to   Exercise or
            Options/SARs   Employees    Base Price  Expiration
            Granted (#)  in Fiscal Year   ($/Sh)       Date      5%($)     10%($)
- ------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------
  L.R.
   Jaskol   15,000(1)/0      10.6/0       $26.000    12/6/05     635,250   1,011,600
- ------------------------------------------------------------------------------------
  J.P.
   Carolan   7,500(1)/0       5.3/0       $26.000    12/6/05     317,625     505,800
- ------------------------------------------------------------------------------------
  R.J.
   Lanzi     7,500(1)/0       5.3/0       $26.000    12/6/05     317,625     505,800
- ------------------------------------------------------------------------------------
  E.F.
   Whitely   7,500(1)/0       5.3/0       $26.000    12/6/05     317,625     505,800
- ------------------------------------------------------------------------------------
  A.J.
   Gnann     6,000(1)/0       4.2/0       $26.000    12/6/05     254,100     404,640

(*) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions.
(1) Exercisable 25% 12/7/96; 50% 12/7/97; 75% 12/7/98; 100% 12/7/99

  The following table shows stock option exercises by the named officers during 1995, including the aggregate value of gains on the date of exercise. In addition, this table includes the number of shares covered by both exercisable and nonexercisable stock options as of December 31, 1995. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of Common Stock.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                         AND FY-END OPTION/SAR VALUES

    (a)           (b)              (c)               (d)               (e)
                                                  Number of         Value of
                                              Securities Under-    Unexercised
                                              lying Unexercised   In-the-Money
                                               Options/SARs at   Options/SARs at
                                                  FY-End(#)         FY-End($)
            Shares Acquired                     Exercisable/      Exercisable/
  Name      on Exercise(#)  Value Realized($)   Unexercisable     Unexercisable
- ---------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------
  L.R.
   Jaskol       60,000          1,649,679      245,974/52,026   4,694,537/548,921
- ---------------------------------------------------------------------------------
  J.P.
   Carolan      58,882          1,570,682       91,764/39,550   1,619,278/422,051
- ---------------------------------------------------------------------------------
  R.J.
   Lanzi        25,307            434,250        5,612/34,774      50,981/387,461
- ---------------------------------------------------------------------------------
  E.F.
   Whitely      60,168          1,650,359       79,458/37,342   1,292,133/421,499
- ---------------------------------------------------------------------------------
  A.J.
   Gnann        21,600            479,011       24,092/24,908     313,793/274,723

INDIVIDUAL PERFORMANCE AWARD PLAN

  Lydall's Individual Performance Award Plan provides individual cash awards for improvement in annual operating results. The performance award plan is administered by the Stock Option and Compensation Committee of the Board of Directors. Performance awards depend upon individual performance and achievement of specified objectives. Individual awards, which may vary from 5 to 75 percent of base salary, are paid during the first quarter of the following year. Amounts earned in 1995, whether paid to or deferred by the persons included in the Summary Compensation Table, are included in the amounts shown in such Table.

STOCK PURCHASE PLAN

  The Lydall Employee Stock Purchase Plan (the "Stock Purchase Plan") gives certain full-time, nonunion and union (if negotiated) Lydall employees the opportunity to purchase Common Stock through regular payroll deductions. Lydall contributes 33 1/3 percent of each employee's contribution up to $150 a month. Purchases are made on the open market by a brokerage firm.

401(K) PLAN

  Lydall's 401(k) Plan is available to certain full-time, nonunion employees with at least three months of service and certain union employees as negotiated. In accordance with Section 401(k) of the Internal Revenue Code, the 401(k) Plan provides participants with the option to reduce their gross income for federal income tax purposes to the extent of their pretax contributions. Generally, participants may contribute up to 10 percent of their total compensation on a pretax basis (subject to limitations imposed by the Internal Revenue Code). Lydall matches the nonunion employees' pretax contributions up to 4 percent of each employee's annual compensation. The first 2 percent is matched dollar for dollar, and the next 2 percent is matched by 50 cents for every dollar. Lydall's matching contribution is immediately fully vested. The union facilities have not negotiated a matching contribution on their 401(k) plan.

OTHER EMPLOYEE BENEFIT PLANS REMUNERATION

  Lydall provides group life insurance of two to five times salary, and Accidental Death & Dismemberment Insurance for all eligible salaried employees. With respect to all executive officers named in the Summary Compensation Table and certain other officers of the Company, such life insurance coverage, consists of an individual Universal Life Policy which is owned by the covered individual. With respect to Mr. Jaskol, the only senior officer eligible for insurance coverage of five times his salary, a portion of this coverage is in the form of an individual whole life policy owned by him.

  Lydall provides under a group plan long term disability coverage of 60 percent of base salary to all eligible salaried employees. The Company provides all executive officers named in the Summary Compensation Table and certain other officers of the Company with long term disability coverage equal to their base salary.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

  The Company has a supplemental retirement plan intended to provide retirement benefits, supplementing those provided under other Company-related retirement plans to certain officers and key employees. All of the officers named in the compensation table are participants. Upon retirement and for a period of up to fifteen years, a participant is entitled to receive a monthly retirement benefit. That benefit is equal to the lesser of (i) 60 percent of the participant's final average pay less the participant's benefits (attributable to Company contributions) under all of the Company's qualified plans or (ii) an amount equal to the sum each year of the excess benefits for such participant under each plan attributable to the participant's compensation in excess of the limitation imposed by the Internal Revenue Code.

  The participant is deemed vested in the supplemental benefits when they have attained age 55 and the sum of their age and service equal or exceed 70. Mr. Jaskol and Mr. Lanzi are the only participants named in the compensation table who are fully vested. Messrs. Jaskol, Carolan, and Gnann are expected to receive annual benefits upon retirement at normal retirement age in the amount of $168,678 $68,068, and $27,827 respectively.

TRANSACTIONS WITH MANAGEMENT

  The Company currently has outstanding two loans to Leonard R. Jaskol, both of which were made to facilitate his acquisition of a greater equity stake in the Company. Mr. Jaskol is Chairman of the Board, President and Chief Executive Officer of the Company. The first such loan is scheduled to mature on January 1, 1998, or whenever Mr. Jaskol terminates his employment, whichever is sooner. The loan is an unsecured term loan that is currently bearing interest at the rate of 8.75 percent. During 1995, the highest unpaid principal balance of this loan was $24,340, which also was the unpaid principal balance as of March 18, 1996. The other loan is for $150,000, bearing interest at 8.75 percent per annum on the unpaid balance of the note and maturing on January 1, 1998. The note is secured by 27,414 shares of Lydall Common Stock owned by Mr. Jaskol. During the period from January 1, 1995 through December 31, 1995, the highest unpaid principal balance of this loan was $150,000, which also was the unpaid principal balance as of March 18, 1996. The Company grosses up Mr. Jaskol's salary to reimburse him for the amount of the interest due and payable under the loans, as well as the additional taxes incurred by Mr. Jaskol as a result of the interest reimbursement.

  During 1995, the Company forgave an outstanding loan to Division President James P. Carolan. The loan was made to advance him the equity in his home in France, when he was required to relocate to the United States by the Company, to be used in purchasing a replacement home in the United States. The loan was for $33,719 and was non-interest bearing.

  The Company has entered into employment agreements with (i) Mr. Jaskol; (ii) each of the Division Presidents of the Company, including those named in the Summary Compensation Table; (iii) Vice President Corporate Development Alan J. Gnann; (iv) Vice President Finance and Treasurer John E. Hanley; (v) Vice President Investor Relations Carole F. Butenas; (vi) General Counsel and Secretary Mary Adamowicz and (vii) Manager of Human Resources and Employee Benefits Mona G. Estey. The agreements are intended to provide for continuity of management in the event of a change in control of the Company. The agreements generally provide for the continued employment of each such executive officer in the event that he or she is forced to resign or is otherwise replaced (unless he or she resigns or is replaced for "cause," as defined in the agreements) after a change in control of the Company. Certain of the agreements also provide for the continued employment of certain executive officers in the event of termination before a change in control. The agreements define a change in control of the Company to mean (a) an acquisition of the Company by means of a merger or consolidation or purchase of substantially all of its assets if incident thereto the composition of the Company's Board of Directors changes with the result that a majority of the Board consists of new members or the Company's stockholders receive cash or other consideration in exchange for their Lydall stockholdings, (b) the acquisition of 25 percent or more of the outstanding shares of Common Stock by an entity or a person who was not an officer or a Director of the Company on the dates of the respective agreements or (c) the election or appointment to the Board of any director(s), where that appointment or election was not approved by a vote of at least a majority of the Directors then in office. Mr. Jaskol's current agreement is dated March 1, 1995, and each of the remaining current agreements are dated March 10, 1995.

  The period during which the Company would be obligated to continue to employ the covered executives is defined in the agreements as the "Employment Period." During the Employment Period, each covered executive would be entitled to receive an annual salary equal to one-third of the aggregate of the base salary and bonuses he or she received during the three years prior to the Employment Period. With respect to Mr. Jaskol, the Company would be obligated to pay such amount to him for a period of two years if he is forced to resign or is otherwise replaced prior to a change in control of the Company or three years if he resigns (including a voluntary resignation) or is otherwise replaced following a change in control of the Company. With respect to each of the Division Presidents, the Vice President-Corporate Development and the Vice President-Finance and Treasurer, the period during which the Company would be obligated to pay such amount would be one year if forced resignation or replacement occurs prior to a change in control and two years if forced resignation or other replacement occurs following a change in control. With respect to Ms. Butenas, Ms. Adamowicz and Ms. Estey the period during which the Company would be obligated to pay such amount would be one year if termination occurs within one year following a change of control. Each of the agreements provides that the covered executive officers will not be entitled to any benefits after their normal retirement date.

APPOINTMENT OF AUDITORS

  The Board of Directors approved, upon recommendation of the Audit Committee, Coopers & Lybrand, LLP as independent accountants to the Company for the year ended December 31, 1995. It is expected that the Board of Directors will appoint Coopers & Lybrand, LLP as the Company's independent accountants for the current year. Representatives of Coopers & Lybrand, LLP will be present at the Annual Meeting and will be available to respond to questions.

OTHER MATTERS

  The Board of Directors does not know of other matters which may come before the meeting. However, if other matters are properly presented at the meeting, it is the intention of the proxy committee to vote or otherwise to act in accordance with their judgment on such matters.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

  Any proposals or recommendations for Directors by stockholders which are to be presented at the Annual Meeting to be held in May, 1997 must be received by the Company by December 7, 1996 in order to be included in the Proxy Statement and on the proxy card relating to the 1997 Annual Meeting.

  COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR 1995 WILL BE PROVIDED WITHOUT CHARGE, UPON REQUEST. REQUESTS MAY BE DIRECTED TO: CAROLE F. BUTENAS, VICE PRESIDENT-INVESTOR RELATIONS, LYDALL, INC., P.O. BOX 151, MANCHESTER, CONNECTICUT 06045-0151.

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     PROXY




                                    LYDALL, INC.

         The undersigned hereby appoints Samuel P. Cooley, Leonard R. Jaskol and Roger M. Widmann, or any one of them, with full power of substitution, as attorneys and proxies, to vote all shares of stock of Lydall, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at The Hartford Club, 46 Prospect Street, Hartford, Connecticut on May 15, 1996 at 11:00 a.m. E.D.T. and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement dated April 4, 1996 and instructs its attorneys and proxies to vote as set forth on this Proxy.


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                        (To be Signed on Reverse Side)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
[X] Please mark your votes as in this example.      ++++             +
                                                    +                +
                                                    +                +
                                                                     +++++

1.  ELECTION        FOR         WITHHELD
       OF           [_]            [_]
    DIRECTORS

FOR, EXCEPT vote withheld from the following nominee(s)

- ----------------------------------

NOMINEES:     Lee A. Asseo
              Paul S. Buddenhagen
              James P. Carolan
              Samuel P. Cooley
              W. Leslie Duffy
              Leonard R. Jaskol
              William P. Lyons
              Joel Schiavone
              Elliott F. Whitely
              Roger M. Widmann
              Albert E. Wolf

2. In their discretion, such other business as may properly come before the meeting

The shares represented by this Proxy will be voted as specified. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED IN FAVOR OF THE SPECIFIED NOMINEES. THIS PROXY CARD MUST BE PROPERLY COMPLETED, SIGNED, DATED AND RETURNED IN ORDER TO HAVE YOUR SHARES VOTED.

PLEASE NOTE ANY CHANGE OF ADDRESS.


SIGNATURE
         -----------------------------------
DATE
     ---------------------------

SIGNATURE
         -----------------------------------
DATE
     ---------------------------
NOTE: Please sign exactly as name appears above. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, etc., indicate title. If the signer is a corporation, sign in the corporate name by a duly authorized officer.
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